                                                                   EXHIBIT 99(C)



                                  AMERICAN HONDA FINANCE CORPORATION
           Annual Statement to Certificateholder -- Honda Auto Receivables 2001-1 Owner Trust
                                    04/01/2002 THROUGH 03/31/2003

I. ORIGINAL DEAL PARAMETER
--------------------------
INPUTS
------
  (A) Total Portfolio Balance                                                             $1,566,596,937.34
  (B) Total Securities Balance                                                            $1,566,596,937.34
  (C) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                           $441,500,000.00
    (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                       28.18%
    (iii) Class A-1 Notes Rate                                                                     5.27000%
    (iv) Class A-1 Notes Accrual Basis                                                           Actual/360
  (D) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $416,000,000.00
    (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                       26.55%
   (iii) Class A-2 Notes Rate                                                                        5.150%
    (iv) Class A-2 Notes Accrual Basis                                                               30/360
  (E) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $441,000,000.00
    (ii)  Class A-3 Notes Percentage (E(i)/B)                                                        28.15%
    (iii) Class A-3 Notes Rate                                                                       5.360%
    (iv) Class A-3 Notes Accrual Basis                                                               30/360
  (F) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $209,349,000.00
    (ii)  Class A-4 Notes Percentage (E(i)/B)                                                        13.36%
    (iii) Class A-4 Notes Rate                                                                       5.560%
    (iv) Class A-4 Notes Accrual Basis                                                               30/360
  (G) Certificates
    (i)   Certificates Balance                                                               $58,747,937.34
    (ii)  Certificates Percentage (G(i)/B)                                                            3.75%
    (iii) Certificates Rate                                                                          5.560%
    (iv) Certificates Accrual Basis                                                                  30/360
  (H) Servicing Fee Rate                                                                              1.00%
  (I) Portfolio Summary
    (i)   Weighted Average Coupon (WAC)                                                               7.06%
    (ii)  Weighted Average Original Maturity                                                          55.81 months
(WAOM)
    (iii) Weighted Average Remaining                                                                  43.87 months
Maturity (WAM)
    (iv) Number of Receivables                                                                      131,120
  (J) Reserve Account
    (i)   Reserve Account Initial Deposit                                                             0.50%
Percentage
    (ii)  Reserve Account Initial Deposit                                                     $7,832,984.69
    (iii) Specified Reserve Account                                                                   0.75%
Percentage
    (iv) Specified Reserve Account Balance                                                   $11,749,477.03

  (K) Yield Supplement Account Deposit                                                        $8,069,597.81

II. INPUTS FROM PREVIOUS
-------------------------
MONTHLY SERVICER REPORTS
-------------------------
  (A) Total Portfolio Balance                                                               $844,872,393.94
  (B) Total Securities Balance                                                              $844,872,393.94
  (C) Cumulative Note and Certificate Pool
Factor                                                                                            0.5393043
  (D) Class A-1 Notes
    (i)   Class A-1 Notes Balance                                                                     $0.00
    (ii)  Class A-1 Notes Pool Factor                                                             0.0000000
    (iii) Class A-1 Notes Interest Carryover
Shortfall                                                                                             $0.00

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
    (iv) Class A-1 Notes Principal Carryover
Shortfall                                                                                             $0.00
  (E) Class A-2 Notes
    (i)   Class A-2 Notes Balance                                                           $145,075,175.73
    (ii)  Class A-2 Notes Pool Factor                                                             0.3487384
    (iii) Class A-2 Notes Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Class A-2 Notes Principal Carryover
Shortfall                                                                                             $0.00
  (F) Class A-3 Notes
    (i)   Class A-3 Notes Balance                                                           $441,000,000.00
    (ii)  Class A-3 Notes Pool Factor                                                             1.0000000
    (iii) Class A-3 Notes Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Class A-3 Notes Principal Carryover
Shortfall                                                                                             $0.00
  (G) Class A-4 Notes
    (i)   Class A-4 Notes Balance                                                           $209,349,000.00
    (ii)  Class A-4 Notes Pool Factor                                                             1.0000000
    (iii) Class A-4 Notes Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Class A-4 Notes Principal Carryover
Shortfall                                                                                             $0.00
  (H) Certificates
    (i)   Certificates Balance                                                               $49,448,218.21
    (ii)  Certificates Pool Factor                                                                0.8417014
    (iii) Certificates Interest Carryover
Shortfall                                                                                             $0.00
    (iv) Certificates Principal Carryover
Shortfall                                                                                             $0.00
  (I) Servicing Fee
    (i)   Servicing Fee Shortfall                                                                     $0.00
  (J) End of Prior Month Account Balances
    (i)   Reserve Account                                                                    $11,749,477.03
    (ii)   Yield Supplement Account                                                           $2,419,723.81
    (iii) Payahead Account                                                                      $206,249.87
    (iv) Advances Outstanding                                                                   $764,319.31
  (K) Portfolio Summary as of End of Prior Year
    (i)   Weighted Average Coupon (WAC)                                                               7.11%
    (ii)  Weighted Average Remaining Maturity (WAM)                                                   31.96 months
    (iii) Number of Receivables                                                                     100,435
  (L) Note and Certificate Percentages
    (i)   Note Percentage                                                                            96.25%
    (ii)  Certificate Percentage                                                                      3.75%

III. INPUTS FROM THE MAINFRAME
------------------------------
  (A) Precomputed Contracts Principal
    (i)   Scheduled Principal Collections                                                     $4,769,816.22
    (ii)  Prepayments in Full                                                                 $1,869,551.09
    (iii) Prepayments in Full due to Repurchases                                                      $0.00
  (B) Precomputed Contracts Total Collections                                                 $7,223,478.47
  (C) Precomputed Interest Receivables Interest
 (B-A((I)+(ii)+(iii)))                                                                          $584,111.16
  (D) Simple Interest Receivables Principal                                                              $0
    (i)   Principal Collections                                                             $295,801,653.05
    (ii)  Prepayments in Full                                                               $154,509,095.03
    (iii) Repurchased Receivables Related to
Principal                                                                                             $0.00
  (E) Simple Interest Receivables Interest
    (i)   Simple Interest Collections                                                        $43,578,636.97
  (F) Payment Advance for Precomputes
    (i) Reimbursement of Previous Advances                                                      $235,009.28

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
    (ii) Current Advance Amount                                                                 $194,997.11
  (G) Interest Advance for simple Interest - Net                                              ($329,028.78)
  (H) Payahead Account
    (i)  Payments Applied                                                                       $458,421.91
    (ii) Additional Payaheads                                                                   $380,526.62
  (I) Portfolio Summary as of End of Month
    (i)   Weighted Average Coupon (WAC)                                                               7.26%
    (ii)  Weighted Average Remaining Maturity
(WAM)                                                                                                 22.40 months
    (iii) Remaining Number of Receivables                                                            65,961


  (J) Delinquent Receivables                        # Units                Dollar Amount
                                                    -------                -------------
    (i)  31-60 Days Delinquent                 1,717       2.60%        $11,883,382.88   3.10%
    (ii)  61-90 Days Delinquent                  354       0.54%         $2,612,441.52   0.68%
    (ii) 91 Days or More Delinquent               61       0.09%           $500,262.77   0.13%
  (K) Vehicles Repossessed During Collection
Period                                            35       0.05%           $281,953.68   0.07%
  (L) Total Accumulated Repossessed Vehicles
in Inventory                                      58       0.09%           $480,754.97   0.13%


IV. INPUTS DERIVED FROM OTHER
-----------------------------
 SOURCES
--------
  (A) Collection Account Investment Income                                                            $0.00
  (B) Reserve Account Investment Income                                                         $182,242.26
  (C) Yield Supplement Account Investment Income                                                 $23,991.55
  (D) Trust Fees Expense                                                                         $11,500.00
  (E) Aggregate Net Losses for Collection Period                                              $1,689,890.76
  (F) Liquidated Receivables Information
    (i) Gross Principal Balance on Liquidated
  Receivables                                                                                 $4,709,750.59
    (ii) Liquidation Proceeds                                                                  1,040,051.13
    (ii) Recoveries from Prior Month Charge Offs                                              $1,979,808.70
  (G) Days in Accrual Period                                                                            365
  (H) Deal age                                                                                           26

                                                    COLLECTIONS

V. INTEREST COLLECTIONS
-----------------------
  (A) Total Interest Collections
(III(C+E(i)-F(i)+F(ii)+G)                                                                    $43,793,707.18

VI. PRINCIPAL COLLECTIONS
-------------------------
  (A) Principal Payments Received
(III(A((i)+(ii))+(D(i)+(ii)))                                                               $456,950,115.39
  (B) Liquidation Proceeds  (IV(F(i)))                                                         1,040,051.13
  (C) Repurchased Loan Proceeds Related to
Principal  (III(A(iii)+D(iii)))                                                                        0.00
  (D) Recoveries from Prior Month Charge
Offs (IV(F(ii)))                                                                               1,979,808.70
                                                                                   -------------------------
    (E) Total Principal Collections (A+B+C+D)                                                459,969,975.22

VII. TOTAL INTEREST AND PRINCIPAL
---------------------------------
COLLECTIONS (V(A)+VI(E))                                                                     503,763,682.40
------------------------

VIII. YIELD SUPPLEMENT DEPOSIT                                                                $1,906,553.87
------------------------------

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)
-------------------------------------                                                        505,670,236.27


                                                   DISTRIBUTIONS

X. FEE DISTRIBUTIONS
--------------------
  (A) Servicing Fee
    (i)   Servicing Fee Due
(I(H)/12)(II(B))+(II(H)(i))                                                                   $6,154,096.81
    (ii)  Servicing Fee Paid                                                                  $6,154,096.81
                                                                                   -------------------------
    (iii) Servicing Fee Shortfall                                                                     $0.00
  (B) Reserve Account Investment Income
(IV(B))                                                                                          182,242.26
  (C) Yield Supplement Account Investment
Income  (IV(C))                                                                                   23,991.55
  (D) Trust Fees Expense (IV(D))
                                                                                                  11,500.00

XI. DISTRIBUTIONS TO NOTEHOLDERS
--------------------------------
  (A) Interest
    (i) Class A-1 Notes
       (a)  Class A-1 Notes Interest Due                                                              $0.00
       (b)  Class A-1 Notes Interest Paid                                                              0.00
                                                                                   -------------------------
       (c) Class A-1 Notes Interest Shortfall                                                         $0.00
    (ii) Class A-2 Notes
       (a)  Class A-2 Notes Interest Due                                                      $1,345,557.11
       (b)  Class A-2 Notes Interest Paid                                                      1,345,557.11
                                                                                   -------------------------
       (c) Class A-2 Notes Interest Shortfall                                                         $0.00
    (iii) Class A-3 Notes
       (a) Class A-3 Notes Interest Due                                                      $18,175,223.64
       (b) Class A-3 Notes Interest Paid                                                      18,175,223.64
                                                                                   -------------------------
       (c) Class A-3 Notes Interest Shortfall                                                         $0.00
    (iv) Class A-4 Notes
       (a)  Class A-4 Notes Interest Due                                                     $11,639,804.40
       (b)  Class A-4 Notes Interest Paid                                                     11,639,804.40
                                                                                   -------------------------
           (c) Class A-4 Notes Interest Shortfall                                                     $0.00
    (v) Total Note Interest
       (a)  Total Note Interest Due                                                          $31,160,585.15
       (b)  Total Note Interest Paid                                                          31,160,585.15
                                                                                   -------------------------
       (c) Total Note Interest Shortfall                                                              $0.00
       (d) Reserve Fund Withdrawn for Note Interest                                                   $0.00
Amount available for distributions after Fees &
Interest (IX-(X(A)(ii)-(D))-XI(A)(v)(b))                                                     468,344,054.31
  (B) Principal
    (i) Noteholders' Principal Distribution
Amounts                                                                                     $444,347,621.00
    (ii) Class A-1 Notes Principal
       (a)  Class A-1 Notes Principal Due                                                              0.00
       (b)  Class A-1 Notes Principal Paid                                                             0.00
                                                                                   -------------------------
       (c)  Class A-1 Notes Principal Shortfall                                                       $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iii) Class A-2 Notes Principal
       (a)  Class A-2 Notes Principal Due                                                   $145,075,175.73
       (b)  Class A-2 Notes Principal Paid                                                  $145,075,175.73
                                                                                   -------------------------
       (c) Class A-2 Notes Principal Shortfall                                                        $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (iv) Class A-3 Notes Principal
       (a) Class A-3 Notes Principal Due                                                    $299,272,445.27


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
       (b)  Class A-3 Notes Principal Paid                                                  $299,272,445.27
                                                                                   -------------------------
       (c)  Class A-3 Notes Principal Shortfall                                                       $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (v) Class A-4 Notes Principal
       (a)  Class A-4 Notes Principal Due                                                             $0.00
       (b)  Class A-4 Notes Principal Paid                                                            $0.00
                                                                                   -------------------------
       (c)  Class A-4 Notes Principal Shortfall                                                       $0.00
       (d) Reserve Fund drawn                                                                         $0.00
    (vi) Total Notes Principal
       (a)  Total Notes Principal Due                                                       $444,347,621.00
       (b)  Total Notes Principal Paid                                                       444,347,621.00
                                                                                   -------------------------
       (c) Total Notes Principal Shortfall                                                            $0.00
       (d) Reserve Fund drawn                                                                         $0.00

XII. RESERVE FUND DEPOSIT
-------------------------
  Amount available for deposit into reserve account                                           23,996,433.31
  Amount deposited into reserve Account                                                                0.00
                                                                                   -------------------------
  Excess funds available to Certificateholders                                                23,996,433.31
                                                                                   -------------------------

XIII. DISTRIBUTIONS TO
-----------------------
CERTIFICATEHOLDERS
-----------------------
  (A) Interest
     (i)   Certificate Interest Due                                                           $2,270,891.19
     (ii)  Certificate Interest Shortfall Beginning
   Balance                                                                                            $0.00
                                                                                   -------------------------
     (iii) Total Certificate Interest Due                                                     $2,270,891.19
     (iv)  Certificate Interest Paid                                                           2,270,891.19
     (v) Certificate Interest Shortfall Ending
   Balance                                                                                            $0.00
  (B) Principal
     (i)   Certificate Principal Due                                                         $17,312,244.98
     (ii)  Certificate Principal Shortfall
Beginning Balance                                                                                     $0.00
                                                                                   -------------------------
     (iii) Total Certificate Principal Due                                                   $17,312,244.98
     (iv)  Certificate Principal Paid                                                         17,312,244.98
     (v) Certificate Principal Shortfall
Ending Balance                                                                                        $0.00
  (C) Release to Seller                                                                       $4,413,297.14

                                               DISTRIBUTIONS SUMMARY

  (A) Total Collections                                                                     $505,670,236.27
  (B) Service Fee                                                                             $6,154,096.81
  (C) Trustee Fees                                                                               $11,500.00
  (D) Class A1 Amount                                                                                 $0.00
  (E) Class A2 Amount                                                                       $146,420,732.84
  (F) Class A3 Amount                                                                       $317,447,668.91
  (G) Class A4 Amount                                                                        $11,639,804.40
  (H) Amount Deposited into Reserve Account                                                           $0.00
  (I) Certificateholders                                                                     $19,583,136.17
  (J) Release to seller                                                                       $4,413,297.14
  (K) Total amount distributed                                                              $505,670,236.27
  (L) Amount of Draw from Reserve Account                                                             $0.00

                                          PORTFOLIO AND SECURITY SUMMARY


XIV. POOL BALANCES AND
-----------------------
 PORTFOLIO INFORMATION
-----------------------
                                                        --------------------                  -------------
  (A) Balances and Principal Factors                     Beginning of Period                  End of Period
                                                         -------------------                  -------------
    (i)    Aggregate Balance of Notes                  $795,424,175.73                      $351,076,554.73
    (ii)   Note Pool Factor                                  0.5275224                            0.2328327
    (iii)  Class A-1 Notes Balance                                0.00                                 0.00
    (iv)   Class A-1 Notes Pool Factor                       0.0000000                            0.0000000
    (v)    Class A-2 Notes Balance                      145,075,175.73                                 0.00
    (vi)   Class A-2 Notes Pool Factor                       0.3487384                            0.0000000
    (vii)  Class A-3 Notes Balance                      441,000,000.00                       141,727,554.73
    (viii) Class A-3 Notes Pool Factor                       1.0000000                            0.3213777
    (ix)  Class A-4 Notes Balance                       209,349,000.00                       209,349,000.00
    (x) Class A-4 Notes Pool Factor                          1.0000000                            1.0000000
    (xi)   Certificates Balance                          49,448,218.21                        32,135,973.23
    (xii)    Certificates Pool Factor                        0.8417014                            0.5470145
    (xiii)   Total Principal Balance of
Notes and Certificates                                  844,872,393.94                       383,212,527.96

  (B) Portfolio Information
    (i)   Weighted Average Coupon (WAC)                          7.11% months                         7.26% months
    (ii)  Weighted Average Remaining Maturity (WAM)              31.96 months                         22.40 months
    (iii) Remaining Number of Receivables                      100,435                               65,961
    (iv)  Portfolio Receivable Balance                 $844,872,393.94                      $383,212,527.96
  (C) Outstanding Advance Amount                           $764,319.31                          $395,278.36
  (D) Outstanding Payahead Balance                         $206,249.87                          $128,354.58


                                                SUMMARY OF ACCOUNTS

XV. RECONCILIATION OF RESERVE
-----------------------------
ACCOUNT
--------
  (A) Beginning Reserve Account Balance                                                      $11,749,477.03
  (B) Draws                                                                                            0.00
    (i)   Draw for Servicing Fee                                                                       0.00
    (ii)  Draw for Interest                                                                            0.00
    (iii) Draw for Realized Losses                                                                     0.00
  (C) Excess Interest Deposited into the                                                               0.00
Reserve Account
  (D) Reserve Account Balance Prior to                                                        11,749,477.03
Release
  (E) Reserve Account Required Amount                                                         11,749,477.03
  (F) Final Reserve Account Required Amount                                                   11,749,477.03
  (G) Excess Reserve Account Amount                                                                    0.00
  (H) Ending Reserve Account Balance                                                          11,749,477.03

XVI. RECONCILIATION OF YIELD
----------------------------
SUPPLEMENT ACCOUNT
------------------
  (A) Beginning Yield Supplement Account
Balance                                                                                        2,419,723.81
  (B) Investment Earnings                                                                         23,991.55
  (C) Investment Earnings Withdraw                                                                23,991.55
  (D) Additional Yield Supplement Amounts                                                              0.00
  (E) Yield Supplement Deposit Amount                                                          1,906,553.87
                                                                                   -------------------------
  (F) Ending Yield Supplement Account Balance                                                    513,169.94

XVII. NET LOSS AND DELINQUENCY
-------------------------------
ACCOUNT ACTIVITY
----------------
  (A) Liquidated Contracts
    (i)  Liquidation Proceeds                                                                 $1,040,051.13
    (ii) Recoveries on Previously Liquidated
Contracts                                                                                      1,979,808.70

  (B) Aggregate Net Losses for Collection Period                                               1,689,890.76
  (C) Net Loss Rate for Collection Period
(annualized)                                                                                          0.28%
  (D) Cumulative Net Losses for all Periods                                                    4,771,732.17


  (E) Delinquent Receivables                         # Units               Dollar Amount
                                                     -------               -------------
    (i)  31-60 Days Delinquent                 1,717       2.60%         $11,883,382.88  3.10%
    (ii)  61-90 Days Delinquent                  354       0.54%          $2,612,441.52  0.68%
    (ii) 91 Days or More Delinquent               61       0.09%            $500,262.77  0.13%

XVIII. REPOSSESSION ACTIVITY
----------------------------
                                                     # Units               Dollar Amount
                                                     -------               -------------
  (A) Vehicles Repossessed During Collection
Period                                            35       0.05%            $281,953.68  0.07%
  (B) Total Accumulated Repossessed Vehicles
in Inventory                                      58       0.09%            $480,754.97  0.13%



XIX. TESTS FOR INCREASE IN SPECIFIED
------------------------------------
RESERVE ACCOUNT BALANCE
-----------------------
  (A) Ratio of Net Losses to the Pool Balance as
 of Each Collection Period
    (i) Second Preceding Collection Period                                                            0.06%
    (ii) Preceding Collection Period                                                                  0.05%
    (iii) Current Collection Period                                                                   0.33%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.15%
  (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                                            0.92%
    (ii) Preceding Collection Period                                                                  0.75%
    (iii) Current Collection Period                                                                   0.72%
    (iv) Three Month Average (Avg(i,ii,iii))                                                          0.80%


  (C) Loss and Delinquency Trigger Indicator                                           Trigger was not hit.


I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


By:
/S/ JOHN I. WEISICKLE
JOHN I. WEISICKLE, VICE PRESIDENT